EXHIBIT 10.8.20

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                                                           Contract No. MA-13309



                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                            TITLE XI RESERVE FUND AND

                               FINANCIAL AGREEMENT



                                     Between



                              TRAILER BRIDGE, INC.



                                       and



                          THE UNITED STATES OF AMERICA





                           Dated as of April 29, 2003


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

                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                            TITLE XI RESERVE FUND AND

                               FINANCIAL AGREEMENT

This First Amendment To Amended And Restated Title XI Reserve Fund and Financial Agreement, dated as of April 29, 2003 is entered into between (i) Trailer Bridge, Inc. and (ii) the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary").


                                    RECITALS:

A. The Company has authorized the issuance of bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series in an aggregate principal amount not to exceed $10,515,000 (individually, a "June Obligation," and collectively, the "June Obligations"); and

B. The Company has authorized the issuance of bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II in an aggregate principal amount not to exceed $16,918,000 (individually, a "December Obligation," and collectively, the "December Obligations"); and

C. The Company and the United States acting through the Secretary entered into a Title XI Reserve Fund and Financial Agreement, originally dated as of June 23, 1997 and amended and restated as of December 4, 1997.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree the Amended And Restated Title XI Reserve Fund and Financial Agreement, dated as of April 29, 2003 is amended as follows:

         1) The introductory paragraph of Article Third (d) of the Special Provisions relating to Section 13(b) of the General Provisions is deleted and the following inserted therefor:

      "Notwithstanding anything contained in subsection 13(b) of Exhibit 1 hereto, the Company shall be entitled to do or perform any acts specified in subsection 13(b), clauses (1) through (13), inclusive of Exhibit 1 hereto at any time, provided it shall be able to meet all the following financial tests (provided further, however, that prior to May 30, 2004, the Company shall not be permitted to do or perform any of those acts even if it does meet all of the following financial tests):"


         2) Article Third of the Special Provisions is amended by adding the following subparagraph (j):

            (j) Annual Financial Statements: Article 14(a) of the General Provisions hereof is amended by deleting "and" in the eleventh line and adding the following subsection (iii) at the end thereof, as follows:

                  ", and (iii) provided however, notwithstanding the require-ments of (ii) above, if the Company does not meet the financial requirements outlined in Section 13(b), within 90 days after the expiration of each quarterly period of each fiscal year commencing with the first such quarterly period after the date of this amendment, a balance sheet of the Company as of the close of such quarterly period and a statement of income and surplus of the Company for such quarterly period, all in reasonable detail in the form of M.A. 172 or such other form as may be approved in writing by the Secretary, unaudited but certified as correct by a Responsible Officer of the Company on the basis of the accounting records of the Company and to the best of his knowledge and belief."

         3) Article Third of the Special Provisions is amended by adding the following subparagraph (k):

k) Require that until the Company has fully funded the aggregate amount of the deferred and re-amortized principal ($2,194,640), in payments composed, in part, of principal payments to the Bondholders and, in part, of Reserve Fund deposits, the Company shall make Reserve Fund deposits in accordance with section 2 of the Reserve Fund and Financial Agreement (RFFA), notwithstanding its status as a section 13 company and notwithstanding that it may, at some future time, meet the financial requirements of sections 2(b)(2)(D) of the RFFA. The Company's obligation to make Reserve Fund deposits, under the terms of this special provision, shall cease when the sum of the payments of deferred and re-amortized amounts and the amount on deposit in the Reserve Fund equals $2,194,640. This requirement does not otherwise affect the Company's obligations under the RFFA.



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         IN WITNESS WHEREOF, this First Amendment To Amended and Restated Title
XI Reserve Fund and Financial Agreement has been duly executed by the parties hereto as of the day and year first above written.


(SEAL)                                  TRAILER BRIDGE, INC.

Attest:

By:  /s/ William G. Gotimer, Jr.        By:   /s/ John D. McCown
   -------------------------------         -------------------------------------
     William G. Gotimer, Jr.                  John D. McCown

     Executive Vice President                 Chairman

     Secretary





                                        UNITED STATES OF AMERICA,
                                        SECRETARY OF TRANSPORTATION

Attest:                                 By: MARITIME ADMINISTRATOR


/s/ Larry Main                          By:  /s/ Joel C. Richard
----------------------------               -------------------------------------
Assistant Secretary                          Joel C. Richard

Maritime Administration                    Secretary
                                           Maritime Administration




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